UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

_______________________

Date of Report	June 17, 2014
(Date of earliest event reported)

              BOWL AMERICA INCORPORATED

(Exact name of registrant as specified in its charter)

Maryland	01-7829	54-0646173
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

  6446 Edsall Road, Alexandria, VA 22312

(Address of principal executive offices, including zip code)

           (703) 941-6300

(Registrant’s telephone number, including area code)

           Not Applicable

(Former name or former address, if changed since last report)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(d)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 17, 2014, the Board of Directors of Bowl America Incorporated (the “Company”) appointed Nancy Hull as its newest member to fill the vacancy created upon the recent death of Stanley H. Katzman. Ms. Hull will receive the compensation paid to all other non-employee members of the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOWL AMERICA INCORPORATED

Date: June 18, 2014	By:	/s/ Leslie H. Goldberg
Leslie H. Goldberg
President

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